UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) §240.14a-12

OURPET’S COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2013

Dear Fellow Shareholder:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of OurPet’s Company on Wednesday, June 5, 2013, starting at 9:00 A.M. Eastern Daylight Savings Time at our offices at 1300 East Street, Fairport Harbor, Ohio 44077.

As more fully described in the attached notice of annual meeting and the accompanying proxy statement, the principal business to be addressed at the meeting is the election of directors, the ratification of the appointment of our independent auditors for 2013, take a non-binding advisory vote on the compensation paid to the Company’s named executive officers (“Say on Pay”), and take a non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years (“Say on Frequency”).

In addition, our management will report on our results and will be available to respond to your questions.

Your vote is important to us. Whether or not you plan to attend the annual meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the annual meeting even if you have returned a proxy card.

On behalf of the directors and management of OurPet’s Company, I would like to thank you for your support and confidence and look forward to seeing you at the meeting.

Sincerely,

DR. STEVEN TSENGAS
Chairman of the Board and Chief Executive Officer

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OURPET’S COMPANY

1300 East Street

Fairport Harbor, Ohio 44077

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 5, 2013

To the Shareholders of OurPet’s Company:

The Annual Meeting of the Shareholders of OurPet’s Company, a Colorado corporation, will be held on Wednesday, June 5, 2013, at our offices at 1300 East Fairport Harbor, Ohio 44077, beginning at 9:00 A.M. Eastern Daylight Savings Time, for the following purposes:

1.	To elect five directors to serve until the next annual meeting or until their successors are duly elected and qualified,

2.	To ratify the appointment of NMS, Inc. as our independent auditor for the fiscal year ending December 31, 2013,

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers (sometimes referred to as the “say-on-pay vote”),

4.	To vote, on an advisory basis, on whether the Company should submit to the shareholders for approval, on an advisory basis, the compensation of the Company’s named executive officers every one, two or three years, and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

Only shareholders of record at the close of business on April 8, 2013, are entitled to vote at the annual meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the prepaid postage envelope enclosed for your convenience. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors,

KONSTANTINE S. TSENGAS
Secretary
Fairport Harbor, Ohio

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OURPET’S COMPANY

PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2013:

This proxy statement and our annual report for the fiscal year ending December 31, 2012 are available on our website at www.ourpets.com.

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors to be used at the 2013 Annual Meeting of Shareholders to be held on Wednesday, June 5, 2013, and any postponements or adjournments of the meeting.

This proxy statement and the accompanying Chairman’s letter, notice and proxy card, together with our annual report on Form 10-K for the year ended December 31, 2012, are being sent to our shareholders beginning on or about April 30, 2013.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	WHEN AND WHERE IS THE ANNUAL MEETING?

A:	Our 2013 Annual Meeting of Shareholders will be held on Wednesday, June 5, 2013, at 9:00 A.M. Eastern Daylight Savings Time, at our offices at 1300 East Street, Fairport Harbor, Ohio 44077.

Q:	WHAT ARE SHAREHOLDERS VOTING ON?

A:	Proposal 1—Election of five directors — Joseph T. Aveni, William L. Lechtner, Charles C. MacMillan, John W. Spirk, Jr. and Dr. Steven Tsengas;

Proposal 2—Ratification of the appointment of NMS, Inc. as our independent auditor for the year ending December 31, 2013;

Proposal 3 – To approve, on an advisory basis, the compensation of the Company’s named executive officers (sometimes referred to as the “say-on-pay vote”); and

Proposal 4 – To vote, on an advisory basis, on whether the Company should submit to shareholders for approval, on an advisory basis, the compensation of the Company’s named executive officers every one, two or three years.

If a permissible proposal, other than the listed proposals, is presented at the annual meeting, your signed proxy card gives authority to Konstantine S. Tsengas to vote on any additional proposal.

Q:	WHO IS ENTITLED TO VOTE?

A:	Shareholders as of the close of business on April 8, 2013, the record date, are entitled to vote at the annual meeting. Each share of common stock is entitled to one vote.

Q:	HOW DO I VOTE?

A:	Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the proposals. You have the right to revoke YOUR proxy any time before the meeting by:

•	notifying our secretary,
•	voting in person, or
•	returning a later-dated proxy.

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If you return your signed proxy card, but do not indicate your voting preferences, Konstantine S. Tsengas will vote FOR proposals 1, 2 and 3 and ONE YEAR in proposal 4 on your behalf.

Q:	WHO WILL COUNT THE VOTE?

A:	Scott R. Mendes, our Chief Financial Officer and Treasurer, will be responsible for tabulating the vote count as election inspector.

Q:	WHAT SHARES ARE INCLUDED ON THE PROXY CARD AND WHAT DOES IT MEAN IF I RECEIVED MORE THAN ONE PROXY CARD?

A:	The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:	WHAT CONSTITUTES A QUORUM?

A:	As of the record date, 15,883,560 shares of our common stock were outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of adopting proposals at the annual meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the annual meeting and you abstain, your abstention will have the same effect as a vote against the proposals. “Broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A “broker non-vote” occurs when a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

Q:	WHO CAN ATTEND THE ANNUAL MEETING?

A:	All shareholders as of the record date, April 8, 2013, can attend.

Q:	WHAT PERCENTAGE OF STOCK ARE THE DIRECTORS AND OFFICERS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A:	Together, they own 5,760,903 shares of our common stock, or 36.3% of the stock entitled to vote at the annual meeting. (See pages 15 and 16 for more details.)

Q:	WHO ARE OUR LARGEST PRINCIPAL SHAREHOLDERS?

A:	•	Dr. Steven Tsengas, our Chairman of the Board and Chief Executive Officer and his wife, Evangelia S. Tsengas, beneficially own 4,156,495 shares of our common stock, or 26.2%, as of the record date.

	•	Pet Zone Products, Ltd. beneficially owns 3,082,000 shares of our common stock, or 19.4%, as of the record date. Capital One Partners, LLC, a private equity investment firm, owns a majority of the membership interests in Pet Zone and may be deemed to beneficially own the shares of common stock owned by Pet Zone.

Q:	WHEN IS A SHAREHOLDER PROPOSAL DUE FOR THE NEXT ANNUAL MEETING?

A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by January 13, 2014, to Konstantine S. Tsengas, Secretary, OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077, and must be in accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934. (See page 20 for more details.)

Q:	HOW DO I COMMUNICATE WITH THE BOARD OF DIRECTORS?

A:	Shareholders may send communications to our Board to Konstantine S. Tsengas, Secretary, OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077. (See page 20 for more details.)

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Q:	HOW DO I NOMINATE SOMEONE TO BE A DIRECTOR OF OURPET’S?

A:	Any shareholder may recommend any person as a nominee for director by writing to Konstantine S. Tsengas, Secretary, OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077. Recommendations for next year’s annual meeting must be submitted by January 13, 2014. (See page 10 for more details.)

Q:	WHO PAYS FOR THE SOLICITATION EXPENSES?

A:	The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials, will be paid by us. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone and by facsimile, and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by our directors, officers and employees.

PROPOSAL 1—ELECTION OF DIRECTORS

At this annual meeting, five directors are to be elected to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Nominees for election this year are Joseph T. Aveni, William L. Lechtner, Charles C. MacMillan, John W. Spirk, Jr. and Dr. Steven Tsengas. Each has consented to serve until the next annual meeting or until his successor is duly elected and qualified. See below for more information.

If any director to be elected is unable to stand for re-election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director. We need the affirmative vote of the holders of a plurality of the shares of our common stock present or represented by proxy at the annual meeting to elect directors.

The Board of Directors recommends that you vote FOR Mr. Aveni, Mr. Lechtner, Mr. MacMillan, Mr. Spirk and Dr. Tsengas.

BOARD OF DIRECTORS

The nomination of each of the nominees listed below to serve for a one year terms was approved by the Board. The names, ages, positions, and business experience of each director is below.

Name	Age	Position	Director Since
Dr. Steven Tsengas	75	Chairman, Chief Executive Officer and Director	1998
Joseph T. Aveni	81	Director	1998
William L. Lechtner	64	Director	2012
Charles C. MacMillan	50	Director	2012
John W. Spirk, Jr.	64	Director	2006

Dr.  Steven Tsengas has served on our Board of Directors since the merger with Manticus, Inc. in 1998 and also was a director of our predecessor company since it was incorporated in 1985. Dr. Tsengas has also served as Chairman, President (until February 13, 2012) and Chief Executive Officer since the merger in 1998. Dr. Tsengas received his BS in Industrial Engineering from the State of New York University at Buffalo, his MS in Business from the University of Rochester, W. Simon Graduate School of Management, and his Ph.D. degree in Natural Health from Clayton College of Natural Health. He holds numerous patents, has taught and lectured at various colleges, was elected to the National Inventors Hall of Fame and is a Fellow of The Ohio Academy of Science. He is active in numerous professional, community and technical associations, including the Ohio Venture Association, American Naturopathic Medical Association, the Coalition for Natural Health, the Lake County Development Council and the Lake County Workforce Development Council. His son, Konstantine S. Tsengas, serves as OurPet’s Vice President of Operations and Secretary. The Board believes that the attributes, skills and qualifications Dr. Tsengas has developed through his education and experiences in the pet industry, as well as his significant leadership position with OurPets, enable him to provide continued business and leadership insight to the Board of Directors.

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Joseph T. Aveni has been the Chairman Emeritus of First Realty Property Management LLP since 1997. He was the Chairman and Chief Executive Officer of Realty One from 1990 to 2001 and served on the Board of Directors of the Cleveland Ballet and the Greater Cleveland Growth Association. He has served as President of Property Management Division of FIABCI and of National Institute of Real Estate Management, as a member of the Board of Directors of the National Association of Realtors, as Chairman of the Genesis Relocation Services and as a member of the Leadership Cleveland Class of 1992. He has received the Distinguished Service Award and Realtor of the Year Award from the Association of Realtors and the Franklin Delano Roosevelt Award for Excellence from the March of Dimes. The Board believes that the attributes, skills and qualifications Mr. Aveni has developed through his extensive experience as a chief executive officer, various board memberships as well as his experience as a director of OurPet’s enable him to provide significant business and leadership insight to the Board of Directors.

William L. Lechtner has been the Chief Executive Officer and Managing Director of The Lechtner Group, a San Diego, California consulting group since 2006. The Lechtner Group develops creative business plans and strategies to increase revenues, profits and market shares for companies in the pet industry. Mr. Lechtner was the Vice President/General Merchandise Manager of Petco, a national pet specialty retailer from 1995 to 2006. Mr. Lechtner received his Bachelor of Business Administration from the University of Miami. The Board believes that the attributes, skills and qualifications Mr. Lechtner developed through his business and leadership experiences as an officer of a major pet retailer enable him to provide valuable pet industry expertise and insight to the Board of Directors.

Charles C. MacMillan has been the Chief Financial Officer since 1997 of Capital One Partners, LLC and Early Stage Partners, Cleveland-based private equity investment firms that specialize in early stage and middle market companies. Mr. MacMillan served as the Chief Financial Officer of Pet Zone Products, Ltd., a pet supply products manufacturer and distributor, acquired by us in January 2006. He also is a director or an advisor to other privately held companies funded by Capital One and Early Stage Partners. The Board believes that the attributes, skills and qualifications Mr. MacMillan has developed through his business and leadership experiences as chief financial officer of a pet supply company as well as his extensive experience as a director and advisor to other companies enable him to provide continued business, financial and leadership expertise to the Board of Directors.

John W. Spirk, Jr. is co-founder and co-President of Nottingham-Spirk Design Associates, one of the leading product invention and development groups in the United States. Nottingham-Spirk is responsible for the creation of hundreds of successful products with over 400 commercialized patents and combined product sales of over $30 billion. Clients of Nottingham-Spirk have included Fortune 500 companies as well as fast growth entrepreneurial firms. The Board believes that the attributes, skills and qualifications Mr. Spirk has developed through his business and leadership experiences as founder of a leading product development group specializing in innovation, as well as his experience as a director of OurPet’s, enable him to provide significant entrepreneurial business and leadership expertise to the Board of Directors.

Director Compensation

In 2012, directors who were full-time employees of OurPet’s received no cash compensation for services rendered as members of the Board of Directors. Directors who were not full-time employees of OurPet’s received reimbursement of out-of-pocket expenses for their attendance at Board of Director meetings. Non-employee directors received compensation in 2012 of 7,000 stock options each to Mr. Aveni, Dr. William Fraser, Mr. Ireland, and Mr. Spirk for their services for the period May 1, 2011 to April 30, 2012, all at an exercise price of $0.44. Mr. Lechtner received compensation in 2012 of 7,000 stock options for his services as a consultant to the Board of Directors for the period of May 1, 2011 to April 30, 2012 at an exercise price of $0.44.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Total ($)
Joseph T. Aveni	—	—	423	423
Dr. William M. Fraser (director until May 25, 2012)	—	—	423	423
Jamie D. Ireland III (director until May 25, 2012)	—	—	423	423
John W. Spirk, Jr.	—	—	423	423
William L. Lechtner	—	—	159	159

(1)	The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2012 in accordance with FASB ASC Topic 718 for stock options granted in 2012, 2011, 2010, 2009, and 2008.

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Director Independence

The Board of Directors has determined and confirmed that each of Mr. Aveni, Mr. Lechtner, Mr. MacMillan and Mr. Spirk do not have a material relationship with OurPet’s that would interfere with the exercise of independent judgment and are independent pursuant to applicable laws and regulations and the listing standards of Nasdaq.

Board Leadership Structure

The Board does not have a policy as to whether the roles of our Chairman and Chief Executive Officer should be separate. Instead, the Board makes this determination based on what best serves the company’s needs at any given time. Currently, Dr. Tsengas holds the positions of Chairman and Chief Executive Officer of OurPet’s and the Board does not have a lead independent director. The Board may decide to separate the positions of Chairman and Chief Executive Officer or choose a lead independent director in the future if circumstances warrant.

The Board believes that effective board leadership is highly dependent on the experience, skills and personal interaction between persons in leadership roles. Our current leadership structure has been in place since OurPet’s inception and continued after the merger with Manticus, Inc. in 1998. The Board believes that this leadership structure is appropriate given Dr. Tsengas’ extensive knowledge, skills and experience. With significant input from our Board, including our four independent directors, Dr. Tsengas sets the strategic direction for Our Pet’s. He also provides daily leadership and guidance to our management and employees.

Role of the Board in Risk Oversight

Although management is responsible for the day-to-day management of the risks that OurPet’s faces, our Board has broad oversight responsibility for our risk management programs. In this oversight role, the Board takes steps to satisfy itself that the risk management processes and risk mitigation strategies designed and implemented by our management team are functioning and effective. Management meets monthly to assess risk management processes and evaluate potential risks. Management then presents any significant or potentially significant risks to the Board for its review and evaluation. Senior management also prepares a detailed annual budget that is presented to the Board. Any significant deviation from this budget is identified and assessed by the Board for potential risk.

Attendance of the Board of Directors at Meetings

In 2012, the Board of Directors met three times and acted by unanimous written consent six times. During 2012, all members of the Board of Directors participated in at least 75% of all Board and applicable committee meetings.

Directors are also strongly encouraged to attend the annual meeting of shareholders, either in person or by teleconference. All directors attended last year’s annual meeting in person.

Committees of the Board of Directors

Compensation Committee.

The Board of Directors has established a compensation committee, which makes recommendations to the Board with respect to general compensation and benefit levels for employees, determines the compensation and benefits for OurPet’s executive officers and administers our stock option plan. The members of this committee are Joseph T. Aveni, William L. Lechtner and John W. Spirk, Jr. The compensation committee met twice in 2012. The compensation committee does not have a charter. A more detailed description of our compensation program is provided in “Executive Compensation and Other Information” beginning on page 12.

Audit Committee.

A description of the audit committee is contained in the audit committee report beginning on page 16.

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Director Nominating Process

Nomination by Directors.

We do not have a nominating committee of the Board of Directors. Instead, the Board believes it is in the best interests of the company to rely on the insight and expertise of all directors in the nominating process. We do not use a third party to locate or evaluate potential candidates for director. Generally, our Chairman of the Board recommends qualified candidates for director to the full Board and nominees are approved by a majority of the Board, including Mr. Aveni, Mr. Lechtner, Mr. MacMillan and Mr. Spirk, who are independent directors as defined by Nasdaq. Nominees are not required to possess specific qualities to serve on our Board. However, the Board has identified the following important qualifications and skills:

•	integrity,

•	sound judgment,

•	diverse background,

•	ability to objectively analyze complex business problems and develop creative solutions,

•	pertinent expertise, experience and achievement in education and career,

•	familiarity with issues affecting our business,

•	ability to work well with other directors,

•	adequate time to devote to board responsibilities, and

•	commitment to enhancing shareholder value.

Nominees are also considered in the context of the current composition of the Board. Although we do not have a formal policy of considering diversity in identifying nominees, OurPet’s seeks to maintain a Board of Directors with a diversity of experience, background, skills, and education.

Nomination by Shareholders.

It is the policy of the Board to consider nominees recommended by shareholders according to the same criteria as candidates nominated by directors. A shareholder desiring to nominate a director for election at our 2014 annual meeting of shareholders must deliver a written notice to our secretary at our offices located at 1300 East Street, Fairport Harbor, Ohio 44077 no later than January 13, 2014. The notice must include as to each person the shareholder proposes to nominate for election or re-election as a director:

•	the name, age, business address and residence address of the person,

•	the principal occupation or employment of the person,

•	the written consent of the person, consenting to be named in the proxy as a nominee and to serve as a director,

•	the class and number of our shares beneficially owned by the person, if any, and

•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as to the shareholder giving the notice:

•	the name and record address of the shareholder, and

•	the class and number of our shares beneficially owned by the shareholder.

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We may require any proposed nominee to furnish additional information required by us to determine the eligibility of the proposed nominee to serve as our director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of reports furnished to OurPet’s or written representations that no reports were required, we believe that all Section 16(a) filing requirements were met in 2012.

Code of Ethics

On February 6, 2004, our Board adopted a code of conduct and ethics that applies to all officers, directors and employees of OurPet’s, including our principal executive officer, principal financial officer, principal accounting officer, and any person performing similar functions. Our code of business conduct complies with the requirements of the Sarbanes-Oxley Act of 2002. Specifically, the code is reasonably designed to deter wrongdoing and promote honest and ethical conduct, and compliance with applicable governmental laws, rules and regulations. A copy of our code of ethics is available on our website at www.ourpets.com.

EXECUTIVE OFFICERS

Below are the names, ages, positions and certain other information concerning our current executive officers:

Name	Age	Position
Dr. Steven Tsengas *	75	Chairman of the Board, Chief Executive Officer and Director

John M. Silvestri	57	President and Chief Operating Officer

Konstantine S. Tsengas	48	Vice President of Operations and Secretary

Scott R. Mendes	60	Chief Financial Officer and Treasurer

*	Biographical information for Dr. Tsengas can be found under “Board of Directors.”

John M. Silvestri has been our President and Chief Operating Officer since February 2012. Mr. Silvestri was previously employed for 3 years with Arizona-based Interim Executive Network, LLC, serving as an independent consultant specializing in temporary, imbedded, executive leadership for small to middle market companies. Mr. Silvestri also formerly served as President and General Manager of LitterMaid Pet Products, a division of Applica Consumer Products Inc., from June 2007 to January 2009 where he was responsible for all operations, including the development of new pet products, such as its automated self-cleaning litter box, and from January 2005 to June 2007 as the President of Farnam Pet Products, a middle market animal healthcare company that was acquired by Central Garden and Pets Inc. during 2006. Mr. Silvestri received his BS in Business Administration from Fordham University and has completed graduate level courses in financial management at the University of Virginia Darden School of Business.

Konstantine S. Tsengas has been our Vice President of Operations and Secretary since the merger with Manticus in 1998 and served in the same capacities with our predecessor company since 1995. Mr. Tsengas received his BS in Industrial Engineering from the University of Toledo and has completed graduate level courses in marketing and organizational behavior at Cleveland State University. He is the son of Dr. Steven Tsengas, our Chairman and Chief Executive Officer.

Scott R. Mendes has been our Chief Financial Officer and Treasurer since February 2009. Mr. Mendes was previously employed for 13 years with Northern Ohio-based Safeguard Properties, Inc., the nation’s largest privately-held provider of property inspections and preservation services for the mortgage servicing industry, serving as its controller for the majority of his tenure with the company. Mr. Mendes received his MBA from the Owen Graduate School of Management, Vanderbilt University.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Overview of Compensation Program

The compensation committee of our Board of Directors has the responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy. The purpose of the committee is to assist the Board in discharging its responsibilities relating to the compensation of our Chief Executive Officer and our other executive officers who directly report to the CEO. Throughout this proxy statement, the individuals who serve as our Chief Executive Officer, Chief Operating Officer, Vice President of Operations, and Chief Financial Officer are also referred to as “named executive officers” and are included in the summary compensation table on page 13.

Compensation Philosophy

Our compensation philosophy is designed to provide an executive compensation structure and system that is both competitive in the marketplace and also internally equitable based upon the weight and level of responsibilities in the respective executive positions. Our philosophy is designed to also attract, retain and motivate qualified executives within this structure. We reward executives for outstanding performance-to-objectives and business results through financial and other appropriate management incentives while aligning our financial results and compensation paid to our executive officers with the enhancement of shareholder value. Finally, our compensation philosophy is designed to structure the compensation policy so that executive officers’ compensation is dependent, in one part, on the achievement of current year business plan objectives and, in another part, on the long-term increase in shareholder value.

Executive Compensation Components

The principal components for the compensation of our executive officers are:

•	base salary;

•	annual cash incentives (bonus plan); and

•	long-term incentives (stock option awards).

Base Salary

We provide executive officers a base salary to compensate them for services rendered during the fiscal year. Base salary ranges are determined for each executive officer based upon his position, responsibility and unique value and historical contributions to our success. In addition, the base salaries of the executive officers are periodically reviewed and measured against market data provided by outside consultants. Our compensation committee reviews salaries annually as part of our performance review process as well as upon a promotion or other change in job responsibility.

Bonus Plan

OurPet’s has an executive bonus plan that is tied to achieving specific corporate performance metrics tailored to each position. Executive officers’ bonuses are based on a blend of metrics comparing actual to budget weighted toward each individual’s area of responsibility. Factors measured include net sales, gross profit, operating expenses, net income, return on investment and inventory turns.

Stock Option Awards

Our stock option plan encourages participants to focus on our long-term performance and provides an opportunity for executive officers to increase their ownership in OurPet’s through grants under the stock option plan. The purposes of the stock option plan are to provide additional incentive to executive officers to make contributions that are essential to the continued growth and success of our business, to motivate employees to perform their responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in our long-term growth and profitability.

Other Benefits

Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and disability insurances and 401(k) plan.

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Employment Agreements

Other than our standard form of employee patent, copyright and confidentiality agreement, we do not have any employment contracts with our executive officers, including any compensatory plans or arrangements resulting from the resignation, retirement or other terminations of the executive officers with the exception of Mr. Silvestri who has a separation severance agreement pursuant to which he would be entitled to receive one year’s salary and benefits if his employment were terminated by the Company without cause. However, we plan to enter into employment contracts with certain of our executive officers in the near future, which contracts will not materially modify such officers’ current compensation as disclosed in this proxy statement.

Summary Compensation Table

The following table summarizes the compensation paid by us to our “Named Executive Officers” during fiscal years ended December 31, 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other Compensation ($)		Total ($)
Dr. Steven Tsengas	2012	206,000	15,000	2,025	2,060	(2)	225,085
Chairman, President (2011), and	2011	203,462	—	4,050	2,166	(2)	209,678
Chief Executive Officer

John M. Silvestri	2012	161,442	15,000	1,625	—		178,067
President and Chief	2011	—	—	—	—		—
Operating Officer

Konstantine S. Tsengas	2012	132,821	12,000	—	1,328	(3)	146,149
Vice President of	2011	127,166	—	—	1,475	(3)	128,641
Operations and Secretary

Scott R. Mendes	2012	127,756	12,000	1,712	1,278	(4)	142,746
Chief Financial Officer	2011	122,082	—	1,109	1,399	(4)	124,590
and Treasurer

(1)	The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2012 in accordance with FASB ASC Topic 718 for option awards granted under the Stock Incentive Plan and thus include amounts from awards granted in and prior to 2012. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in footnotes to OurPet’s audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the SEC on March 29, 2013.
(2)	Includes $2,060 in 2012 and $2,166 in 2011 in company contributions to our 401(k) plan for Dr. Tsengas.
(3)	Includes $1,328 in 2012 and $1,475 in 2011 in company contributions to our 401(k) plan for Mr. Konstantine Tsengas.
(4)	Includes $1,278 in 2012 and $1,399 in 2011 in company contributions to our 401(k) plan for Mr. Mendes.

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Outstanding Equity Awards at December 31, 2012

 The following table summarizes information with respect to the stock options held by our named executive officers as of the end of the past fiscal year.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price (1) ($)	Option Expiration Date
Dr. Steven Tsengas	300,000	—	0.350	04/28/14	(2)
	200,000	—	0.290	10/01/14	(2)
	300,000	—	0.495	06/20/13	(3)

John M. Silvestri	—	250,000	0.500	02/13/17	(3)

Konstantine S. Tsengas	150,000	—	0.290	10/01/14	(2)

Scott R. Mendes	33,333	16,667	0.222	02/18/14	(3)
	—	50,000	0.440	05/25/17	(3)

(1)	We grant stock options at exercise prices equal to or greater than the fair market value of our common stock on the date of grant.
(2)	The options vest one-third on each of the second, third and fourth anniversaries of the date of grant and expire on the tenth anniversary of the date of grant.
(3)	The options vest one-third on each of the second, third and fourth anniversaries of the date of grant and expire on the fifth anniversary of the date of grant.

Equity Compensation Plan Information as of December 31, 2012

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	1,813,208	$0.431	621,292
Equity compensation plans not approved by security holders	117,351	$0.742	0
Total	1,930,559	$0.450	621,292

The equity compensation plans not approved by security holders include the issuance in 2006 of 20,588 warrants to purchase shares of our common stock at $0.486 per share which expire on April 20, 2013 to an unrelated firm as partial payment for public and investor relations services, the issuance in 2008 of 51,064 warrants to purchase shares of our common stock at $0.930 per share which expire on January 11, 2013 to our intellectual property counsel as partial payment for legal services, the issuance in 2009 of 30,510 warrants to purchase shares of our common stock at $0.476 per share which expire on October 15, 2014 to an unrelated firm as partial payment for public and investor relations services, and the issuance in 2010 of 15,189 warrants to purchase shares of our common stock at $0.988 per share which expire on October 15, 2015 to an unrelated firm as partial payment for public and investor relations services.

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PRINCIPAL SHAREHOLDERS

The following table sets forth the amount and nature of the beneficial ownership of our common stock as of April 8, 2013 by:

•	each person known by us to own more than 5% of the outstanding shares,

•	each director,

•	each executive officer, and

•	all our directors and executive officers as a group.

	Beneficial Ownership (1)
Name and Address (2)	Common	Preferred (3)	Options and Warrants (4)	Total	Percent
Dr. Steven Tsengas (5)	4,156,495	64,000	1,987,821	6,208,316	34.6%
Pet Zone Products Ltd.(6) 1801 East 9 th St. Suite 1700 Cleveland, Ohio 44114	3,082,000	35,720	131,909	3,249,629	20.2%
Konstantine S. Tsengas (7)	1,048,952	18,000	162,446	1,229,398	7.7%
Nicholas S. Tsengas (8)	1,055,752	18,000	12,446	1,086,198	6.8%
Joseph T. Aveni	459,452	—	20,999	480,451	3.0%
John W. Spirk, Jr. (9)	96,004	35,720	52,908	184,632	1.2%
John M. Silvestri	—	—	—	—	*
William L. Lechtner	—	—	—	—	*
Charles C. MacMillan	—	—	—	—	*
Scott R. Mendes	—	—	50,000	50,000	*
All directors and officers as a group (8 individuals)	5,760,903	117,720	2,274,174	8,152,797	44.6%

*	Less than 1%.
(1)	Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.
(2)	Unless otherwise indicated, the address of each of the beneficial owners identified is c/o OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077.
(3)	Each share of preferred stock is convertible into 10 shares of common stock. The preferred stock shown in the table is shown as if already converted into common stock. Preferred stock is nonvoting unless and until converted into common stock.
(4)	Includes options to purchase our common stock issued under the 1999 Stock Option Plan, 2008 Stock Option Plan, and common stock subject to warrants that are presently or will become exercisable in 60 days.
(5)	Includes 2,762,885 shares of common stock, 800,000 options and 1,143,569 warrants owned by Dr. Tsengas. Also includes 24,960 shares of common stock, 52,000 shares of equivalent preferred stock, and 35,955 warrants owned by Senk Properties in which Dr. Tsengas is a partner. The number of shares of common stock and warrants owned by Senk Properties attributed to Dr. Tsengas is based on his ownership percentage of 52%. Also includes 766,952 shares of common stock owned by Evangelia Tsengas, Dr. Tsengas’s wife, and 5,760 shares of common stock, 12,000 shares of equivalent preferred stock, and 8,297 warrants owned by Senk Properties in which Evangelia Tsengas is a partner, based on her ownership percentage of 12%. Includes 325,938 shares of common stock for which Dr. Tsengas is custodian for his grandchildren under the UGMA of Ohio and 270,000 shares of common stock held by the Tsengas Foundation, an Ohio nonprofit corporation of which Dr. Tsengas is one of the trustees.
(6)	3,082,000 shares of common stock and 100,000 warrants included on the above table are owned by Pet Zone Products, Ltd., the board of directors of Pet Zone directs the voting of the common stock owned by Pet Zone. Capital One Partners, LLC, a private equity investment firm that owns a majority of the membership interests in Pet Zone and has two of the four members of Pet Zone’s board of directors. The table also includes 35,720 shares of equivalent preferred stock and 31,909 warrants owned by Capital One Partners, LLC.
(7)	Includes 997,903 shares of common stock and 150,000 stock options owned by Konstantine Tsengas and 8,640 shares of common stock, 18,000 shares of equivalent preferred stock, and 12,446 warrants owned by Senk Properties in which Mr. Tsengas is a partner, based on his ownership percentage of 18%. Also includes 42,409 shares of common stock owned by Konstantine Tsengas’s daughter.

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(8)	Includes 1,004,703 shares of common stock owned by Nicholas Tsengas and 8,640 shares of common stock, 18,000 shares of equivalent preferred stock, and 12,446 warrants owned by Senk Properties in which Nicholas Tsengas is a partner, based on his ownership percentage of 18%. Also includes 42,409 shares of common stock owned by Mr. Tsengas’s daughter.
(9)	Includes 45,550 shares of common stock and 20,999 stock options owned by Mr. Spirk, 50,454 shares of common stock owned by Nottingham-Spirk Design Associates, and 35,720 shares of equivalent preferred stock and 31,909 warrants owned by Spirk Ventures Ltd. Mr. Spirk is Co-Founder and Co-President of Nottingham-Spirk. Mr. Spirk disclaims beneficial ownership of the shares of common stock owned by Nottingham-Spirk. Mr. Spirk is also a significant owner in Pet Zone Products, Ltd.

PROPOSAL 2—RATIFICATION OF NMS, INC. AS OUR INDEPENDENT AUDITOR

Our audit committee selected, and the Board of Directors ratified, NMS, Inc., formerly known as Neece, Malec, Seifert & Vitaz Inc. prior to its name change, as our independent auditor for the year ending December 31, 2013. Representatives of NMS, Inc. will attend the annual meeting to answer appropriate questions and make a statement if they desire.

Although our bylaws do not require the selection of independent auditors to be submitted to shareholders for approval, this selection is being presented to you for ratification or rejection at the annual meeting. We need the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the meeting in order to ratify NMS, Inc. as our independent auditors for the fiscal year ending December 31, 2013. Although shareholder approval of this appointment is not required by law or binding on the audit committee, OurPet’s believes that shareholders should be given the opportunity to express their views. If our shareholders do not ratify the appointment of NMS, Inc. as our independent auditors, the audit committee will consider this vote in determining whether or not to continue the engagement of NMS, Inc.

The Board of Directors recommends that you vote FOR the ratification of NMS, Inc. as our independent auditor for the fiscal year ending December 31, 2013.

Principal Auditing Firm Fees

The following table sets forth the aggregate fees billed to us by NMS, Inc., our current independent auditors for the fiscal years ended December 31, 2012 and 2011:

Category	2012	2011
Audit Fees	$65,414	$62,560
Audit-Related Fees	3,725	3,127
Tax Fees	8,500	8,925
All Other Fees	—	—
Total Fees	$77,639	$74,612

Audit Fees.   These fees comprise professional services rendered in connection with the audit of our financial statements and the review of our quarterly financial statements on Form 10-Q that are customary under generally accepted auditing standards.

Audit Related Fees.  These fees comprise professional services rendered in connection with the reply to a Securities and Exchange Commission comment letter and the analysis of various methods of inventory reporting.

Tax Fees.  These fees comprise professional services rendered in connection with the preparation of our corporate tax returns.

All Other Fees.  None.

AUDIT COMMITTEE REPORT

The Board of Directors has established an audit committee, which meets with financial management and our independent auditors to make recommendations to the Board regarding the quality and integrity of our financial statements, and reviews the results and scope of the audit and any other services provided by our independent auditors. The audit committee oversees the qualifications and independence of our independent auditors and is directly responsible for the engagement of the independent auditors. The audit committee also considers and approves all services performed by the independent auditors. The members of this committee are Mr. Aveni, Mr. MacMillan, and Mr. Spirk. The audit committee met five times in 2012.

The audit committee operates under a written charter setting forth the committee’s composition, responsibilities and authority. This charter was adopted by OurPet’s on February 6, 2004 to fully comply with new SEC rules and adopted pursuant to the Sarbanes-Oxley Act of 2002. The charter is reviewed and assessed annually by the audit committee. A copy of the audit committee’s charter can be found on our website at www.ourpets.com.

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The directors who serve on the audit committee have no financial or personal ties to OurPet’s other than as described in this proxy statement. The Board of Directors has determined all members of the audit committee satisfy the regulations of Nasdaq governing audit committee composition, including the requirement that all committee members be “independent” as defined in applicable Nasdaq regulations. In addition, the Board determined that Mr. MacMillan is an audit committee financial expert as defined by the SEC.

The audit committee: (1) reviewed and discussed with management and NMS, Inc., our independent auditors for the year ended December 31, 2012, our audited financial statements for the year ended December 31, 2012; (2) discussed with NMS, Inc. the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications; (3) received the written disclosures and the letter from NMS, Inc. required by the Public Company Accounting Oversight Board regarding NMS, Inc.’s communications with the audit committee concerning independence that might impact its objectivity and independence; (4) considered whether the provision of non-audit services is compatible with maintaining the auditors’ independence; and (5) discussed with the auditors, the auditors’ independence.

Based on the review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2012, be included in OurPet’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee
JOSEPH T. AVENI
CHARLES C. MACMILLAN
JOHN W. SPIRK, JR.

Audit Committee Pre-Approval Policies and Procedures

Before the auditors are engaged by OurPet’s to render audit or permissible non-audit services, the audit committee approves the engagement. The audit committee also reviews the scope of any audit and other assignments given to our auditors to assess whether these assignments would affect their independence. In 2012, our audit committee reviewed all services provided by NMS, Inc. to ensure that the services were within the scope previously approved by the audit committee.

PROPOSAL 3 – TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE

COMPANY’S NAMED EXECUTIVE OFFICERS

Section 14a of the Exchange Act now requires that we include in this proxy statement a non-binding advisory shareholder vote with respect to the compensation of our Named Executive Officers as described in the Executive Compensation and Other Information section, the summary compensation table and the accompanying narrative disclosures, set forth in this proxy statement (commonly referred to as “Say-on-Pay”).

The compensation of our Named Executive Officers is disclosed in the Executive Compensation and Other Information, the compensation table, and the related disclosures contained in this proxy statement. As discussed in those disclosures, our philosophy is that a significant portion of the compensation paid to our Named Executive Officers should be performance based. Our compensation programs are designed to challenge participants, as well as reward them for superior performance for our Company and our shareholders, with an emphasis on pay-for-performance principles to align the interests of our Named Executive Officers with those of our shareholders. Our compensation practices and policies enable us to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Because your vote on this proposal is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the Say-on-Pay vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE EXECUTIVE COMPENSATION AND OTHER INFORMATION, THE COMPENSATION TABLE, AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT.

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PROPOSAL 4 – NON-BINDING, ADVISORY VOTE ON THE FREQUENCY

OF THE SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION

Section 14a of the Exchange Act also provides that we include in this proxy statement a separate, non-binding shareholder vote on whether the Say-on-Pay vote should occur every one, two or three years. Shareholders have the option to vote for any of the three options or to abstain on the matter.

After careful consideration of the proposal, our Board of Directors has determined that an advisory vote regarding the compensation of our Named Executive Officers that occurs annually is the most appropriate option for the Company, and our Board therefore recommend that you vote for a frequency of “One Year” for future shareholder votes regarding the compensation of our Named Executive Officers.

We believe that an annual advisory vote on our executive compensation program will enhance shareholder communication by encouraging our shareholders to provide us with their input on our executive compensation policies, practices and plans and will provide us with a means to obtain regular feedback on shareholder sentiment regarding our executive compensation decisions.

You may indicate your preferred voting frequency by voting for the option of one year, two years, or three years, or you may abstain from voting. We will consider shareholders to have expressed a non-binding preference for the frequency that receives the highest number of favorable votes. Due to the non-binding nature of this preference, the Board may decide, either now or in the future, that it is in the best interests of our shareholders and the Company to hold a non-binding, advisory vote on the compensation of our Named Executive Officers more or less frequently than the option preferred by our shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT A NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BE HELD EVERY YEAR.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

OurPet’s leases a 64,000 square foot warehouse and office facility from a related entity, Senk Properties LLC, an Ohio limited liability company whose members are Dr. Steven Tsengas, Konstantine S. Tsengas, Evangelia S. Tsengas and Nicholas S. Tsengas. At December 31, 2012, the current monthly rental was $27,250 plus real estate taxes. We entered into a new ten year lease with Senk Properties LLC which was effective upon completion of the 36,000 square foot warehouse expansion on June 1, 2007. The monthly rental was $26,667 for the first two years, $28,417 for the next three years, and $30,167 from June 1, 2012 through August 31, 2012 of the sixth year. On August 10, 2012, the Company executed a new ten and one half year lease that reduced monthly payments effective September 1, 2012. Under the new lease, the monthly rental is $27,250 for the first two years, $29,013 for the next two years, $30,827 for the next three years, $32,587 for the next two years, and lastly $34,347 per month for the final eighteen months, all plus real estate taxes. We have the option to extend the lease for an additional ten years at a rent amount to be mutually agreed upon. Related party lease expense was $384,401 for 2012 and $380,069 for 2011.

On December 30, 2011, we entered into a second lease with Senk Properties LLC for a 26,000 square foot production, warehouse and office facility with monthly payments starting January 1, 2012. The monthly rental is $8,542 for the first two years, $9,083 for the next two years, $9,732 for the next two years, $10,056 for the next year, $10,597 for the next two years, and $10,813 for the last year, all plus real estate taxes. We have the option to extend the lease for an additional ten years at a rent amount to be mutually agreed upon.

On December 7, 2012, we issued 375,000 warrants for the purchase of common stock at $0.42 a share to Dr. Tsengas and his wife in consideration for their guarantee of the amendments to OurPet’s revolving credit facility and existing promissory note and their guarantee of a new promissory note, all with our bank, FirstMerit Bank. The warrants vested immediately and have a five year term expiring on December 7, 2017.

On November 8, 2012, we received $350,000 in funds and issued $350,000 of subordinated promissory notes with a variable interest rate of prime plus 3% to four parties, two of which are affiliated with OurPet’s. In connection with the issuance of these notes, we issued 350,000 warrants for the purchase of common stock at $0.50 a share to these same four parties. The warrants vested immediately and have a five year term expiring on November 8, 2017.

On October 18, 2010, we issued 62,500 warrants for the purchase of common stock at $0.98 a share, subsequently adjusted to 63,290 warrants exercisable at $0.968 a share in accordance with the warrant anti-dilution provisions to Dr. Tsengas in consideration for his guarantee of the increase in our bank line of credit. These warrants expire on October 18, 2015.

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On July 16, 2010, we issued 62,500 warrants for the purchase of common stock at $0.8555 a share, subsequently adjusted to 63,290 warrants exercisable at $.8448 a share in accordance with the warrant anti-dilution provisions to Dr. Tsengas in consideration of his guarantee of OurPet’s bank loan. These warrants expire on July 16, 2015.

On June 28, 2010, we issued 28,125 warrants for the purchase of common stock at $0.81 a share, subsequently adjusted to 28,480 warrants exercisable at $0.800 a share in accordance with the warrant anti-dilution provisions to Dr. Tsengas in consideration of his guarantee of OurPet’s loan from the Ohio 166 Loan Program. These warrants expire on June 28, 2015.

On January 28, 2010 and February 1, 2010, we sold an aggregate of 123,616 shares of our Series 2009 Preferred Stock in a private placement to a total of 15 accredited investors, five of which are affiliated investors. All shares in the private placement were sold at a price of $7.00 a share for a total of $865,312. Payment for the shares comprised of $595,000 in cash from the non-affiliated investors and $270,312 in converted debt (including accrued interest) from the affiliated investors. All shares are convertible at any time into shares of our common stock at a conversion price of $0.70 a common share, subject to adjustment for stock splits, combinations and similar transactions. All shares receive a six percent ($0.42) cash dividend payable on December 1 of each year provided that payment may be deferred if necessary for our compliance with our loan covenants. We have the limited right to convert the shares into common stock at any time after the trading price of our common stock reaches $1.50 per share for twenty consecutive days. The affiliated investors converted debt we owed to them in the amount of $25,004 each by Capital One Partners LLC, Nottingham Ventures Ltd, and Spirk Ventures Ltd, $70,000 by Senk Properties LLC, and $125,300 by LJR Limited Partnership as payment for their respective shares.

On September 17, 2009, we issued 350,000 warrants for the purchase of common stock at $0.453 a share, subsequently adjusted to 355,949 warrants exercisable at $0.445 a share in accordance with the warrant anti-dilution provisions to Dr. Tsengas in consideration of his guarantee of OurPet’s bank loan. These warrants expire on September 17, 2014.

In February, June, and July of 2008, we entered into contribution agreements with six affiliated contributors, pursuant to which each contributor loaned certain funds to us totaling $892,500. These funds were used by us for expenses related to litigation on certain of our SmartScoop™ products and for expenses related to new product development. In consideration for these loans we (1) executed promissory notes due in two and three years with interest accruing at prime plus 2%, (2) issued warrants for the purchase of shares of our common stock (see chart below) and (3) provided for piggyback registration rights.

				Warrants
		Warrants Issued		Adjusted
Contributor	Loans	Number	Price	Number	Price
Capital One Partners LLC	$187,500	93,750	$0.500	95,727	$0.490
Nottingham Ventures Ltd	187,500	93,750	0.500	95,727	0.490
Spirk Ventures Ltd	187,500	93,750	0.500	95,727	0.490
LJR Limited Partnership	187,500	93,750	0.500	95,727	0.490
Senk Properties LLC	112,500	56,250	0.500	57,435	0.490
Dr. William M. Fraser	30,000	7,500	0.825	7,665	0.808
		7,500	0.500	7,658	0.490

On January 15, 2007 and November 25, 2008, OurPet’s entered into agreements with Nottingham-Spirk Design Associates, Inc. (“NSDA”). One of the principals of NSDA is John W. Spirk, Jr., a member of our Board and a shareholder. Also, NSDA indirectly owns shares of OurPet’s through its ownership in Pet Zone Products, Ltd., a significant shareholder of OurPet’s. The agreement addresses the invoicing and payment of NSDA’s fees and expenses related to the development of certain products on behalf of OurPet’s. Through December 31, 2012, OurPet’s has been invoiced $781,061 by NSDA of which $410,496 has been paid in cash, $50,000 paid with 50,454 shares of our common stock and the remaining balance of $320,565 deferred. The balance of the deferred payments is payable as a fee based upon sales of certain products beginning January 1, 2009. As of December 31, 2012, the fee accrued to date was $43,934 of which $15,000 has been paid in cash.

In 2006, we issued 250,000 warrants for the purchase of common stock at $0.70 a share, subsequently adjusted to 257,560 warrants exercisable at $0.679 a share in accordance with the warrant anti-dilution provisions to Dr. Tsengas in consideration for his guarantee of the increase in our bank line of credit. These warrants expire on August 2, 2013.

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Related Person Transaction Policy

Our entire Board of Directors is responsible for reviewing and approving or ratifying all material transactions between us and any related person. To identify these transactions, we require our directors and officers to complete an annual questionnaire identifying any transactions with us in which the officer or director or their immediate family members have an interest. When the Board reviews, approves or ratifies transactions with related persons, any director associated with the transaction must abstain from voting and is not present while discussions and deliberations are held. In approving these transactions, the Board considers whether the terms of the transactions are at least as favorable as terms we could have obtained from unaffiliated third parties. The Board believes that all of the loans and agreements described above meet this criteria. Our related party transaction policy is not in writing but the practice has been approved by our Board.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

A shareholder intending to present a proposal to be included in our proxy statement for our 2014 annual meeting of shareholders must deliver a notice, in accordance with the requirements of our bylaws and Rule 14a-8 under the Exchange Act, to our Secretary at our principal executive office no later than January 13, 2014. The notice must set forth as to each matter the shareholder proposes to bring before the meeting:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

•	the name and record address of the shareholder proposing such business,

•	the class and number of shares of our common stock that are beneficially owned by the shareholder, and

•	any material interest of the shareholder in such business.

OurPet’s Board of Directors also provides a process for our shareholders to send communications to the Board. Shareholders may mail any communications to our Secretary at 1300 East Street, Fairport Harbor, Ohio 44077. Our Secretary will review all communications and forward to the Board all communications other than solicitations for products or services or trivial or obscene items. Mail addressed to a particular director or committee of the Board will be forwarded to that director or committee. All other communications will be forwarded to the Chairman for the review of the entire Board.

OTHER MATTERS

Our Board of Directors is not aware of any other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board may recommend.

You are urged to sign and return your proxy card promptly to make certain your shares will be voted at the annual meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Konstantine S. Tsengas
Secretary

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[FRONT]

PROXY	OURPET’S COMPANY	PROXY

ANNUAL MEETING OF SHAREHOLDERS, June 5, 2013

1300 East Street, Fairport Harbor, Ohio 44077

9:00 a.m. Eastern Daylight Savings Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Konstantine S. Tsengas the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of OurPet’s Company to be held on June 5, 2013, at 1300 East Street, Fairport Harbor, Ohio 44077, beginning at 9:00 a.m. Eastern Daylight Savings Time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the April 12, 2013 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of OurPet’s Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES, “FOR” PROPOSALS TWO AND THREE, AND “ONE YEAR” IN PROPOSAL FOUR.

1.	Election of Joseph T. Aveni, William L. Lechtner, Charles C. MacMillan, John W. Spirk, Jr. and Dr. Steven Tsengas as directors.

FOR ☐ WITHHELD ☐
FOR, EXCEPT WITHHELD FROM THE FOLLOWING NOMINEE(S): ☐

2.	Ratification of the appointment of NMS, Inc. as the independent auditors of OurPet’s Company.

FOR ☐ AGAINST ☐ WITHHELD ☐

3.	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

FOR ☐ AGAINST ☐ WITHHELD ☐

4.	Non-binding, advisory vote on the frequency of the shareholder vote on executive compensation.

THREE YEAR ☐ TWO YEAR ☐ ONE YEAR ☐ WITHHELD ☐

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN PROMPTLY.

[BACK]

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

Dated: , 2013

Signature

Signature if held jointly

I plan to attend the meeting: Yes ☐ No ☐

This proxy will be voted FOR all nominees, FOR Proposals Two and Three, and “ONE YEAR” in Proposal Four unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the meeting.

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